STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT

NORTHERN FUNDS

Supplement dated October 1, 2010 to Statement of Additional Information dated July 31, 2010

1.	The information under the section “INVESTMENT OBJECTIVES AND STRATEGIES – Multi-Manager International Equity Fund” on page 3 is deleted and replaced with the following:

Multi-Manager International Equity Fund seeks to provide long-term capital appreciation through a diversified portfolio of primarily non-U.S. equity securities. Any income received is incidental to this objective. The Fund intends to invest in securities of companies domiciled outside the U.S. The Fund may invest in companies of any size located in a number of countries throughout the world but primarily in the world’s developed markets. The Fund also may invest up to 30% of its net assets in issuers domiciled in emerging markets.

2.	The second paragraph under the INVESTMENT ADVISERS, SUB-ADVISERS, TRANSFER AGENT AND CUSTODIAN – Investment Sub-Advisers” on page 50 is deleted and replaced with the following:

The Investment Advisers do not determine what investments will be purchased or sold for the Funds, with the exception of the cash portion of each Fund. Because each Sub-Adviser manages its portion of a Fund independently from the others, the same security may be held in two or more different portions of a Fund or may be acquired for one portion at a time when a Sub-Adviser of another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one or more of the Sub-Advisers may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser or Sub-Advisers believe continued exposure to the broader securities market is appropriate. Because each Sub-Adviser directs the trading for its portion of a Fund and does not aggregate its transactions with those of the other Sub-Advisers, the Fund may incur higher brokerage costs than would be the case if a single adviser or Sub-Adviser were managing the Fund.

3.	The information under the section “INVESTMENT ADVISERS, SUB-ADVISERS, TRANSFER AGENT AND CUSTODIAN – Investment Sub-Advisers” on page 51 with respect to the Multi-Manager International Equity Fund is deleted and replaced with the following:

Fund	Sub-Advisers
Multi-Manager International Equity Fund

Altrinsic Global Advisors, LLC (“Altrinsic”)

NFJ Investment Group, LLC (“NFJ”)

Tradewinds Global Investors, LLC (“Tradewinds”)

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”)

William Blair & Company, LLC (“William Blair”)

4.	The following is added to the ownership and control information under the section entitled “INVESTMENT ADVISERS, SUB-ADVISERS, TRANSFER AGENT AND CUSTODIAN – Investment Sub-Advisers” on page 52 of the SAI:

NFJ

NFJ is organized as a Delaware limited liability company, and is a successor to NFJ Investment Group, Inc. NFJ is a wholly-owned subsidiary of Allianz Global Investors Capital, LLC (“AGIC”), which is wholly-owned by Allianz Global Investors of America L.P. (“AGI LP”). AGI LP is a subsidiary of Allianz SE. AGIC is the sole member of NFJ.

5.	The first paragraph under the section “Investment Advisory and Ancillary Services Agreement and Sub-Advisory Agreements” on page 55 is deleted and replaced with the following:

Under the Investment Advisory and Ancillary Services Agreement with the Investment Advisers for the Funds (the “Advisory Agreement”), subject to the general supervision of the Trust’s Board of Trustees, the

Investment Advisers make decisions with respect to, and place orders for, all purchases and sales of portfolio securities for each Fund and also provide certain ancillary services. However, the Advisory Agreement permits the Investment Advisers, subject to approval by the Board of Trustees, to delegate to a Sub-Adviser any or all of its portfolio management responsibilities under the Advisory Agreement pursuant to a written agreement with each Sub-Adviser that meets the requirements of Section 15 of the 1940 Act, subject to the provisions of the exemptive order described above. The Investment Advisers have delegated substantially all of their portfolio management responsibilities to the Sub-Advisers set forth above except for the cash portion of each Fund. The Investment Advisers shall remain responsible for supervision and oversight of the portfolio management services performed by the Sub-Advisers, including compliance with the Funds’ respective investment objectives and policies.

6.	The following information is added to the table that appears in the “PORTFOLIO MANAGERS” section under “Multi-Manager International Equity Fund” on page 66:

Fund	Portfolio Manager
Multi-Manager International Equity Fund	NFJ
Ben Fischer, CFA
Paul Magnuson
Thomas Oliver, CFA, CPA
R. Burns McKinney, CFA
L. Baxter Hines

7.	The following information is added under the section entitled “INVESTMENT ADVISERS, SUB-ADVISERS, TRANSFER AGENT AND CUSTODIAN – Accounts Managed by the Portfolio Managers – Multi-Manager International Equity Fund” on page 77:

NFJ

The table below discloses accounts within each type of category listed below for which Ben Fischer, CFA was jointly and primarily responsible for day-to-day portfolio management as of June 30, 2010.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	0	$0	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	24	$18,941	0	$0
Other Pooled Investment Vehicles:	4	$144	0	$0
Other Accounts:	46	$9,135	0	$0

The table below discloses accounts within each type of category listed below for which Paul Magnuson was jointly and primarily responsible for day-to-day portfolio management as of June 30, 2010.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	0	$0	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	20	$18,346	0	$0
Other Pooled Investment Vehicles:	3	$142	0	$0
Other Accounts:	43	$9,022	0	$0

The table below discloses accounts within each type of category listed below for which Thomas Oliver, CFA, CPA, was jointly and primarily responsible for day-to-day portfolio management as of June 30, 2010.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	0	$0	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	18	$10,979	0	$0
Other Pooled Investment Vehicles:	2	$67	0	$0
Other Accounts:	40	$8,828	0	$0

The table below discloses accounts within each type of category listed below for which R. Burns McKinney, CFA, was jointly and primarily responsible for day-to-day portfolio management as of June 30, 2010.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	0	$0	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	15	$10,912	0	$0
Other Pooled Investment Vehicles:	2	$67	0	$0
Other Accounts:	36	$7,903	0	$0

The table below discloses accounts within each type of category listed below for which L. Baxter Hines was jointly and primarily responsible for day-to-day portfolio management as of June 30, 2010.

Type of Accounts	Total #of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	0	$0	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	8	$9,640	0	$0
Other Pooled Investment Vehicles:	2	$67	0	$0
Other Accounts:	33	$7,660	0	$0

8.	The following information, as of June 30, 2010, is added in “Material Conflicts of Interest – Multi-Manager International Equity Fund” on page 98:

NFJ

Like other investment professionals with multiple clients, an NFJ portfolio manager for the Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which NFJ believes are faced by investment professionals at most major financial firms. NFJ has adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance

(“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when the Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, the NFJ trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Fund or another account if one account is favored over another in allocating securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security. There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A portfolio manager who is responsible for managing multiple funds and/or accounts may allocate unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Portfolio managers select the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and NFJ’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

NFJ portfolio managers may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing the Fund and other accounts. In addition, a portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Front-running could also exist if a portfolio manager transacted in his own account prior to placing an order for the Fund or other clients. NFJ’s investment personnel, including the Fund’s portfolio managers, are subject to restrictions on engaging in personal securities transactions, pursuant to a code of ethics adopted by NFJ, which contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund.

As part of NFJ’s Compliance Program, NFJ has established a Compliance Committee, a Best Execution Committee, a Proxy Voting Committee and a Pricing Committee to help develop policies and procedures that help NFJ avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest.

9.	The following information, as of June 30, 2010, is added in “Portfolio Manager Compensation Structure – Sub-Advisers – Multi-Manager International Equity Fund” on page 112:

NFJ

Compensation. NFJ’s compensation plan is designed specifically to be aligned with the interests of its clients. NFJ aims to provide rewards for exceptional investment performance and build an enduring firm with a long-term culture of shared success. To that end, in addition to competitive fixed base salaries, NFJ offers both short- and long-term incentive plans.

Compensation and Investment Performance. NFJ’s investment teams receive annual discretionary bonuses from short-term incentive pools funded by the firm’s revenue and allocated based on the performance of the strategies and the teams. The percentage allocated to the investment team is adjusted to reflect performance relative to the benchmark over a one-, three-, and five-year period (the timeframe may vary depending on the strategy). The team pools are then subjectively allocated to team members based on individual contributions to client accounts. This revenue sharing arrangement directly aligns compensation with investment performance.

Long-Term Incentive Plan. A Long-Term Incentive Plan provides rewards to certain key staff and executives of AGIC and the other AGI LP companies, including NFJ, to promote long-term growth and profitability. The plan is based on the operating earnings growth of both AGIC and AGI LP, has a three-year vesting schedule and is paid in cash upon vesting.

Ownership Interest. Key employees of AGIC (including NFJ) are provided with an interest that shares in the future growth and profitability of AGIC. Each ownership interest is designed to deliver an annual ownership distribution and a value based on the growth in profits. The plan has a five-year vesting schedule.

The long-term components of NFJ’s compensation structure are designed to link successful investment performance and longer-term company performance with participant pay, further motivating key employees to continue making important contributions to the success of its business.

Overall, NFJ believes that competitive compensation is essential to retaining top industry talent. With that in mind, NFJ continually reevaluates its compensation policies against industry benchmarks. NFJ’s goal is to offer portfolio managers and analysts compensation and benefits in the top quartile for comparable experience, as measured by industry benchmarks surveyed by independent firms including McLagan Partners.

There are no material differences between how NFJ portfolio managers are compensated for the Fund and for other managed accounts.

10.	The following information, as of June 30, 2010, is added under the section entitled “Disclosure of Securities Ownership” on page 123:

Shares Beneficially Owned by		Dollar ($) Range of Shares Beneficially Owned by Portfolio Manager Because of Direct or Indirect Pecuniary Interest
NFJ
Ben Fischer, CFA	Multi-Manager International Equity Fund	$0
Paul Magnuson	Multi-Manager International Equity Fund	$0
Thomas Oliver, CFA, CPA	Multi-Manager International Equity Fund	$0
R. Burns McKinney, CFA	Multi-Manager International Equity Fund	$0
L. Baxter Hines	Multi-Manager International Equity Fund	$0

11.	Effective August 31, 2010, Nashira S. Wynn is no longer a portfolio manager for the portion of the Multi-Manager Large Cap Fund sub-advised by Delaware Management Company, Inc. All references to Ms. Wynn in the Statement of Additional Information are hereby deleted.